UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 28, 2005




                              CAMBRIDGE HEART, INC.
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               (Exact Name of Registrant as Specified in Charter)




        Delaware                            000-20991          13-3679946
---------------------------------         -------------    -------------------
 (State or Other Juris-                   (Commission        (IRS Employer
diction of Incorporation                  File Number)     Identification No.)



      1 Oak Park Drive, Bedford, MA                              01730
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  (Address of Principal Executive Offices)                     (Zip Code)


        Registrant's telephone number, including area code: 781-271-1200


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.02.  Results of Operations and Financial Condition

          On July 28, 2005, Cambridge Heart, Inc. announced its financial results for the quarter ended June 30, 2005. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

          The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              CAMBRIDGE HEART, INC.
Date:  July 28, 2005          By: /s/ David A. Chazanovitz
                                    -------------------------------------------
                                    David A. Chazanovitz
                                    President and Chief Executive Officer



                               EXHIBIT INDEX

Exhibit No.                    Description
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99.1                           Press release dated July 28, 2005